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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2002

SMURFIT-STONE CONTAINER CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-23876 (Commission File Number)	43-1531401 (I.R.S. Employer Identification No.)
	150 North Michigan Avenue Chicago, Illinois (Address of principal executive offices)	60601 (Zip Code)

(312) 346-6600
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

        On August 9, 2002, each of the Principal Executive Officer, Patrick J. Moore, and the Principal Financial Officer, Charles A. Hinrichs, of Smurfit-Stone Container Corporation submitted to the Securities and Exchange Commission ("SEC") sworn statements pursuant to SEC Order No. 4-460. A copy of each of these statements is attached hereto as Exhibit 99.1 and Exhibit 99.2 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

  (C)
  Exhibits:

  99.1
  Statement Under Oath of Principal Executive Officer dated August 9, 2002.

  99.2
  Statement Under Oath of Principal Financial Officer dated August 9, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMURFIT-STONE CONTAINER CORPORATION
Dated: August 9, 2002	By:	/s/ PAUL K. KAUFMANN Name: Paul K. Kaufmann Title: Vice President and Corporate Controller

Exhibit Index

Exhibit No.	Description
99.1	Statement Under Oath of Principal Executive Officer dated August 9, 2002.
99.2	Statement Under Oath of Principal Financial Officer dated August 9, 2002.

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  Item 5. Other Events and Regulation FD Disclosure.
  Item 7. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index